Victory Portfolios (CIK 0000802716)

This submission is being made solely to obtain identifiers for shares of the following Series and Classes which are being registered:

•	Victory Munder Total Return Bond Fund	Classes A, C, Y
•	Victory Munder Emerging Markets Small-Cap Fund	Classes A, Y
•	Victory Munder Growth Opportunities Fund	Classes A,C,R,Y
•	Victory Munder Index 500 Fund	Classes A,R,Y
•	Victory Integrity Mid-Cap Value Fund	Classes A,Y
•	Victory Integrity Small/Mid-Cap Value Fund	Classes A,Y
•	Victory Munder International Fund-Core Equity	Classes A,C,I,Y
•	Victory Munder International Small-Cap Fund	Classes A,C,I,R6,Y
•	Victory Integrity Micro-Cap Equity Fund	Classes A,C,R,Y
•	Victory Munder Mid-Cap Core Growth Fund	Classes A,C,R,R6,Y
•	Victory Integrity Small-Cap Value Fund	Classes A,C,R,R6,Y

Any questions on this submission should be directed to Scott Stahorsky of Victory Funds, telephone number 216-898-2473.